UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 19, 2011
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Our news release dated October 19, 2011 concerning ratification of the national labor agreement with the UAW is filed as Exhibit 99.1 to this Report and incorporated by reference herein.

Our presentation accompanying the webcasted conference call concerning ratification of the national labor agreement with the UAW held on October 20, 2011 is attached as Exhibit 99.2 to this Report and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99.1	News release dated October 19, 2011	Filed with this Report
concerning ratification of the national labor
agreement with the UAW

Exhibit 99.2	Presentation accompanying the webcasted	Filed with this Report
conference call concerning ratification of the
national labor agreement with the UAW
held on October 20, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: October 20, 2011	By:	/s/ Peter J. Sherry, Jr.
Peter J. Sherry, Jr.
Corporate Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	News release dated October 19, 2011 concerning
ratification of the national labor agreement with the UAW

Exhibit 99.2	Presentation accompanying the webcasted conference call
concerning ratification of the national labor agreement with the UAW held on October 20, 2011